Financial risk management	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial risk management	Financial risk management
5.1Financial risk factors
Management and the Board of Directors regularly reviews the Group cash forecast and related foreign exchange risk. It also performs the risk assessment, defines any necessary measures and ensures the monitoring of the internal control system. The Group does not use derivative financial instruments to hedge these exposures.
Foreign exchange risk
The Group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to British pounds, Euros and Swiss francs. Transaction exposure arises because the amount of local currency paid or received in transactions denominated in foreign currencies may vary due to changes in exchange rates. Foreign exchange risk arises from:
–forecast costs denominated in a currency other than the entity’s functional currency;
–recognized assets and liabilities denominated in a currency other than the entity's functional currency; and
–net investments in foreign operations.
Management believes that foreign exchange risk is minimal, as the Company pays invoices mainly in USD and holds cash principally in USD.
The Group's cash and cash equivalents are denominated in the following currencies:

	2021	2021	2020	2020
December 31	in KL/C(1)	in KUSD	in KL/C(1)	in KUSD
In USD	462,306	462,306	435,750	435,750
In CHF	580	635	376	426
In GBP	2,162	2,921	2,096	2,861
In EUR	601	682	129	158
		466,544		439,195
_______________
(1)Thousands Local Currencies
The Group has certain investments in foreign operations whose net assets are exposed to foreign currency translation risk. Currency exposure arising from these net assets of the Group’s foreign operations is managed primarily through purchasing goods and services denominated in the relevant foreign currencies.
At December 31, 2021, if the USD had weakened / strengthened by 10% against the CHF with all other variables held constant, the pre-tax loss for the year would have been KUSD 1,034 higher / lower, mainly as a result of foreign exchange losses / gains on translation of CHF-denominated net monetary liabilities (2020: KUSD 1,013 higher / lower on net monetary assets).
At December 31, 2021, if the USD had weakened / strengthened by 10% against the EUR with all other variables held constant, the pre-tax loss for the year would have been KUSD 191 higher / lower, mainly as a result of foreign exchange losses / gains on translation of EUR-denominated net monetary liabilities (2020: KUSD 214 higher / lower on net monetary assets).
At December 31, 2021, if the USD had weakened / strengthened by 10% against the GBP with all other variables held constant, the pre-tax loss for the year would have been KUSD 424 higher / lower, mainly as a result of foreign exchange losses / gains on translation of GBP-denominated net monetary liabilities (2020: KUSD 323 higher / lower), and the gain on currency translation differences credited directly to equity and arising on the translation of the net assets of ADCT UK would have been KUSD 544 higher / lower (2020: KUSD 439 higher / lower on net monetary assets).
Interest rate risk
Interest rate risk arises from movements in interest rates which could have adverse effects on the Group's net income or financial position. Changes in interest rates cause variations in interest income and expenses on interest-bearing assets and liabilities, and on the value of the net defined benefit pension obligation. See note 5.3, “Fair value estimation” for a further discussion on the risk free rate and implied bond yield sensitivity analysis used in determining the fair value of the embedded derivative and derivative associated with the Company’s convertible loans. In relation to the royalty purchase agreement with HCR, the Company is obligated to pay interest in the form of royalties in connection with certain net sales and licensing revenue. As the effective interest rate on the deferred royalty obligation does not depend on market performance, the exposure to interest rate and market risk is deemed low. See note 26, “Deferred royalty obligations” for further information.
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities and from its financing activities including deposits with banks and other financial institutions (see note 20b, “Credit quality of financial assets”). The Group’s cash and cash equivalents accounts are maintained with well established, highly rated financial institutions. The Company’s wholly-owned subsidiaries are solvent, are managed on a cost-plus service provider basis, and are supported by the Company as the parent.
Liquidity risk
Liquidity risk is the risk that the Group may not be able to generate sufficient cash resources to settle its obligations in full as they fall due or can do so only on terms that are materially disadvantageous. Prudent liquidity risk management implies maintaining sufficient cash to cover working capital requirements. Cash is monitored by the Group management.
Funding and liquidity risks are reviewed regularly by management and the Board of Directors. The Board of Directors reviews the Group’s ongoing liquidity risks quarterly as part of the financial review process and on an ad hoc basis as necessary. To date, the Company has funded its capital requirements through capital raises, including the issuance of the Company’s common shares and the issuance of convertible loans (see note 24, “Convertible loans”), partnering of its programs and royalty financings (see note 26, “Deferred royalty obligation”).
The table below analyzes the Group's financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date.

(in KUSD)	Note	Less than 1 year	1-3 years	3-5 years	More than 5 years
Trade accounts payable		12,080	—	—	—
Lease liabilities, contractual rent		1,235	2,122	1,962	3,706
Convertible loan, interest and exit fee		6,938	13,894	6,672	—
Convertible loan, principal	24	—	—	115,000	—
At December 31, 2021 (1)		20,253	16,016	123,634	3,706

Trade accounts payable		5,279	—	—	—
Lease liabilities, contractual rent		1,050	1,047	642	903
Convertible loan, interest and exit fee		3,921	7,842	7,703	—
Convertible loan, principal (2)	24	—	—	65,000	—
At December 31, 2020		10,250	8,889	73,345	903
(1) The deferred royalty obligation in which the Company received an initial USD 225.0 million of gross proceeds has been excluded from the tabular disclosure as there is no contractual maturity date. The Company’s aggregate royalty obligations are capped at a maximum of 2.50 times the amount received (see note 26, “Deferred royalty obligation”).
(2) Amount represents the principal amount of the convertible loan due May 2025 associated with the first tranche of the Facility Agreement as the second tranche of the Facility Agreement of USD 50.0 million had not been drawn down as of December 31, 2020. See note 24, “Convertible loans”.
5.2Capital management
The Group considers equity as equivalent to the IFRS equity on the balance sheet (including share capital, share premium and all other equity reserves attributable to the owners of the Company). Other than its lease liabilities, the Group’s only interest-bearing debt relates to the issuance of convertible loans (see note 24, “Convertible loans”). While the royalty purchase agreement does not have an explicit interest rate, the Company is obligated to pay interest in the form of royalties in connection with certain net sales and licensing revenue (see note 26, “Deferred royalty obligation”).
The primary objective of the Group's capital management is to maximize shareholder value. Management and the Board of Directors regularly reviews its shareholder return strategy. For the foreseeable future, management and the Board of Directors will maintain a capital structure that supports the Group's strategic objectives through managing funding and liquidity risks and optimizing shareholder return.
The Company is a commercial-stage biotechnology company with product candidates still at pre-clinical and clinical stages of development. It intends to continue to explore financing opportunities either through the equity or debt markets as well as through cooperation and collaboration with pharmaceutical and biotechnology partners – potentially along the value chain from research alliances through co-development to commercialization. As explained in note 2 (iii), “Going concern basis”, management believes that the Company has sufficient financial resources available to meet all of its obligations for at least the twelve months from the issuance of these consolidated financial statements without additional capital becoming available.
5.3Fair value estimation
At December 31, 2021, the carrying amount is a reasonable approximation of fair value for the following financial assets and liabilities:
–Cash and cash equivalents
–Trade accounts receivable
–Trade accounts payable
In 2021, there were no significant changes in the business or economic circumstances that affect the fair value of the Group's financial assets and financial liabilities. In 2020, the Company received convertible loans in the amount of USD 65.0 million under the first tranche of the Facility Agreement. In addition, on May 17, 2021, the Company drew down the second tranche of the Facility Agreement upon FDA approval of ZYNLONTA. See note 24, “Convertible loans”. The Company received convertible loans in the amount of USD 50.0 million. These convertible loans have been recognized as a hybrid financial instrument and accounted for as two separate components: (i) a loan and (ii) an embedded conversion option derivative. Each quarter, the Company marks-to-market the embedded conversion option derivative with changes in the fair value (gains or losses) of the derivatives recorded in the consolidated statement of operation.
Fair values must be estimated on an ongoing basis with regard to awards under the ADC Therapeutics SA 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”), with regard to the convertible loan conversion option derivatives related to the first and second tranches of the convertible loans. The approach to valuation follows the grant date fair value principle and the key input factors are described for the share-based compensation awards in note 25, “Share-based compensation” and for the convertible loan derivatives in note 24, “Convertible loans”.
Commonly accepted pricing models (Hull and Goldman Sachs) have been used to calculate the fair value of the convertible loan derivatives. The valuation of the embedded derivatives in the first and second tranches are classified as pertaining to level 3 of the valuation hierarchy set out below.
The different levels of the valuation hierarchy have been defined as follows:
a.Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities;
b.Level 2: inputs other than quoted prices that are observable for the asset or liability, either directly (for example, as prices) or indirectly (for example, derived from prices);
c.Level 3: inputs for the asset or liability that are not based on observable market data.
There were no transfers between the respective levels during the period.
The embedded derivative conversion features with the first and second tranches of the Company’s convertible loans (see note 24, “Convertible loans”) are re-measured to fair value at each reporting date. The Company utilizes a risk free rate, an implied bond yield and a selected volatility in determining the fair value of its embedded derivatives. A hypothetical 10% increase (decrease) in the risk free rate as of December 31, 2021 would have increased (decreased) the embedded derivative values associated with the first and second tranche of our convertible loans by KUSD 22 (KUSD 22) and KUSD 15 (KUSD 15), respectively. A hypothetical 10% increase (decrease) in the implied bond yield as of December 31, 2021 would have increased (decreased) the embedded derivative value associated with the first and second tranche of our convertible loans by KUSD 192 (KUSD 222) and KUSD 122 (KUSD 143), respectively. A hypothetical 10% increase (decrease) in the selected volatility as of December 31, 2021 would have increased (decreased) the embedded derivative value associated with the first and second tranche of our convertible loans by KUSD 1,349 (KUSD 1,746) and KUSD 1,089 and (KUSD 1,389)